8. Accounts Receivable (Details - Accounts receivable) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Current accounts receivable:
Accounts receivable	$ 28,410	$ 13,471
Less: Allowance for doubtful accounts	(633)	(1,520)
Net	27,777	11,951
Noncurrent accounts receivable
Accounts receivable, noncurrent	0	7,100
Total accounts receivable, net	$ 27,777	$ 19,051